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                                                                     EX - 10.19

                           THE DREYFUS CORPORATION
                     1989 NON-QUALIFIED STOCK OPTION PLAN

     There is hereby established the 1989 Non-Qualified Stock Option Plan (the "Plan") of The Dreyfus Corporation. The Plan provides for the grant to key employees and key consultants who render services to such Corporation or a subsidiary thereof of options to purchase shares of the common stock of the Corporation and for the issuance of such common stock upon the exercise of such options.

1.  Purpose:
     The purpose of the Plan is to provide an incentive to key employees and key consultants who render services to the Company, who are primarily responsible for the management and growth of the Company, or otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the service of the Company, stimulate their efforts on behalf of the Company and to retain and attract persons of competence, and, by encouraging ownership of a stock interest in the Company, to gain for the organization the advantages inherent in key employees and key consultants who render services to the Company having a sense of proprietorship.

2.  Definitions:
     The term "Board" shall mean the Board of Directors of the Corporation.

     The term "Committee" shall mean the Audit/Compensation Committee of the Board or such other committee as may be designated by the Board. The Committee shall consist of three or more members of the Board, and its members shall not be eligible to receive grants of Options.

     The term "common stock" shall mean the common stock, par value $.10 per share, of the Corporation. The term "Common Stock" shall mean not in excess of 1,750,000 shares of common stock that may be subject to Options under the Plan, subject to adjustment in accordance with Article 5(g).

     The term "Company" shall mean the Corporation and any existing or future subsidiary thereof.

     The term "consultants" shall mean persons other than employees who are retained by the Company to perform services on its behalf, acting as independent contractors.

     The term "Corporation" shall mean The Dreyfus Corporation, a New York corporation.

     The term "date of grant" shall mean the date upon which the Committee approves the grant of an Option, regardless of the date upon which an Option agreement is executed or other documents delivered.

     The term "employees" shall mean employees of the Company, including officers and employees who are also directors.

     The term "fair market value" shall mean, at any date, the mean of the high and low sales prices of common stock of the Corporation on the New York Stock Exchange, or if not traded on such Exchange on such date, such mean on the last prior date upon which such common stock traded on such Exchange, or if not then listed on such Exchange, as reported by any other exchange or by NASDAQ, or if such common stock is not then traded on a public market, the book value thereof at the end of the last prior calendar quarter.

     The term "Options" shall mean rights granted pursuant to the Plan to purchase shares of Common Stock.

     The term "Optionee" shall mean a person to whom an Option has been granted, which option has not been exercised in full and remains subject to exercise, even if not immediately exercisable.

     The term "subsidiary" shall mean any corporation 50% or more of the total combined voting power of all classes of stock of which is owned directly or through one or more other subsidiaries by the Corporation, and any partnership, trust or joint venture in which the Corporation owns directly or through one or more other subsidiaries a majority of the active controlling interest.

3.  The Stock:
     The aggregate number of shares of common stock which may be issued, transferred or sold upon the exercise of Options granted under the Plan shall not, except as such number may be adjusted in accordance with Article 5(g) hereof, exceed 1,750,000 shares of Common Stock. Shares issued on exercise of Options may be either authorized but unissued

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or treasury shares. If any Option granted under the Plan shall expire, terminate or be cancelled prior to its exercise in full, the number of shares for which such Option had not been exercised shall again be available to be granted pursuant to the Plan, subject to Article 5(c) hereof.

4. Administration of the Plan:
      The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Options and Option agreements, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or relating to the Plan shall be determined solely by the Committee.

5. Grant of Options:
      (a) Non-qualified Options. The Options will not be qualified options within the meaning of Section 422A of the Internal Revenue Code.

      (b) Number of Options which may be Granted to, and Number of Shares of Common Stock which may be Acquired through Options by, an Individual. Upon recommendation by management of the Corporation the Committee shall, in its discretion, determine which employees and consultants are key employees and key consultants and shall grant Options to and cause the Corporation to enter into Option agreements with key employees and key consultants. The Committee may grant more than one Option to an individual during the life of the Plan and such Option may be in addition to, in tandem with, or in substitution (with the consent of the Optionee) for Options previously granted under the Plan or of another corporation and assumed by the Corporation. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

      (c) Period of Grant of Options. Options may be granted at any time after the effective date of the Plan as defined in Article 12; provided, however, that no Option shall be granted under the Plan after ten years from the effective date of the Plan.

      (d) Option Agreement. The Committee shall grant Options under the Plan in accordance with determinations made by the Committee by execution of instruments in writing in a form approved by the Committee. Each Option agreement shall contain such terms and conditions as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee. The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

      (e) Exercise of Options. Optionees shall exercise Options by submitting to the Committee a signed notice of exercise in a form to be supplied by the Committee. The exercise of an Option shall be effective on the date on which the Corporation receives such notice at its principal corporate offices.

      (f) Non-Transferability of Options. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and during the Optionee's lifetime such Option shall be exercisable only by such Optionee.

      (g) Anti-dilution Provisions. In the event of a reorganization, recapitalization stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Corporation of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Corporation pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, other shares or assets of the Corporation or any other entity, the Committee shall change the number and kind of shares of Common Stock available under the Plan and any outstanding Option (including substitution of shares or assets of another corporation) and the price at which any Option may be exercised. The Committee shall adjust the number and kind of shares of Common Stock available under the Plan and any outstanding Option, and the price at which any outstanding Option may be exercised in order to put any person who held an Option under the Plan at the time of the occurrence of any of the events

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hereinabove provided in the same position such person would have been in relation to such Option immediately prior to the occurrence of such event. Option agreements shall contain such provisions as are consistent with the foregoing with respect to adjustments to be made in the number and kind of shares of Common Stock covered thereby and in the Option price per share in the event of any such change.

     (h) Optionees not Stockholders. An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to shares of Common Stock subject to Options until such shares shall have been issued, transferred or sold upon exercise of the Option.

6. Terms of Options:
     (a) Option Price. The price or prices per share of Common Stock to be sold pursuant to an Option shall be such as shall be fixed by the Committee, subject to adjustment pursuant to Article 5(g) hereof. In no event, however, will the Option price be less than 95% of the fair market value of the common stock on the date of grant.

     (b) Period of Option Vesting. Unless otherwise determined by the Committee or by other provisions of the Plan, no Option will be exercisable within two years nor more than ten years from the date of its grant. The Committee in its sole discretion shall determine at the time of the grant and shall set forth in the Option agreement whether the Option shall become exercisable in one or more installments, specify the installment dates and determine the period, but not more than ten years from the date of grant, during which the Option is exercisable. To the extent not theretofore exercised, installments shall accumulate and be exercisable by the Optionee, in whole or in part, in any subsequent period but not later than ten years from the date of grant.

     (c) Acceleration of Installments. Anything in the Plan, the Option or the Option agreements to the contrary notwithstanding (i) if the Corporation shall sell all or substantially all of its assets or shall merge into or consolidate with another corporation other than a wholly owned subsidiary and the agreement of sale or merger shall not provide for continuation of the Option in the surviving corporation, upon terms and subject to conditions substantially equivalent to the existing Options; or (ii) if a tender offer for shares of common stock of the Corporation is commenced or if public announcement is made of the acquisition of 25% or more of the outstanding shares of common stock of the Corporation by an individual or entity or group acting in concert, without prior approval of the Board; then all Options issued under the Plan shall forthwith be immediately exercisable in full and, subject to Article 6(d) and
(e), shall remain fully exercisable until the earlier of their exercise or ten years from their date of grant.

     (d) Termination of Optionee's Employment. Except as may be otherwise provided in any Option agreement:

     (i) In the event of the termination of an Optionee's employment or consultancy with the Company, and any successor corporation, other than by reason of death or disability (as determined by the Board or the Committee) all Options previously granted to such Optionee shall terminate, except with respect to portions of Options that were then vested and which the Optionee was entitled to exercise prior to the termination date.

     (ii) Any Option which the Optionee was entitled to exercise prior to the termination date but had not as yet exercised will lapse unless exercised by the Optionee within the earlier of three months after the termination date or the last date such Option could have been exercised in accordance with its terms.

     (iii) In the event that termination of an Optionee's services results from
(A) the Optionee having been convicted of a felony, a crime of moral turpitude or any crime involving the Company, or (B) a determination by the Committee that the Optionee was engaged in fraud, misappropriation, embezzlement, or other actions detrimental to the Company or its interests, the Option shall terminate in its entirety on the date of such Optionee's termination and the Optionee shall have no further right to exercise any Options outstanding.

     (e) Death or Disability of Optionee. If an Optionee should become disabled (as determined by the Board or Committee) or should die, the Option therefore granted shall be exercisable by the Optionee or his legal representative or, in the case of death, by the estate of the Optionee or by a person who acquired the right to exercise such Options by bequest or inheritance, but then only if and to the extent that the Option was vested and the Optionee was entitled to exercise it at the date of death or disability; provided, however, that such Options shall be exercisable only within the twelve-month period next succeeding the death or disability of the Optionee and in no event more than ten years from the date of grant.

     (f) Payment for Shares of Common Stock. Within five business days following the date of exercise of an Option, the Optionee shall make full payment of the Option price as provided in the Option agreement.

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7. Withholding Taxes:
      Upon exercise of an Option by an Optionee subject to withholding by the Company, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable to the Company to such Optionee, amounts sufficient to satisfy any withholding tax liability attributable to such Optionee's exercise of the Option and receipt of shares of Common Stock.

8. Compliance with Securities Laws:
      The Corporation shall make every reasonable effort to have the Common Stock listed, or approved for listing on notice of issuance, on all securities exchanges where common stock is from time to time listed; to effect registration or other qualification of the Common Stock under applicable state and federal securities laws, and to maintain such registration or qualification in effect; and to obtain any other consent, approval or permit from any state or federal government agency that the Corporation, on advice of counsel, deems necessary or advisable. If, however, circumstances should arise under which counsel to the Corporation opines that it is necessary under applicable securities laws and the pertinent rules thereunder, as the same are then in effect, the Committee may require the Optionee to represent in writing that the Common Stock being purchased is being purchased only for investment and without any present intent at the time of the acquisition of such Common Stock to sell or otherwise dispose of the same, in which event the Committee may require that certificates for all shares of Common Stock issued on such exercise shall bear an appropriate restrictive legend indicating that their transfer is subject to applicable securities laws.

9. Amendment and Discontinuance of the Plan:
      The Board may at any time alter, suspend or terminate the Plan, including, without limitation, make all changes required or desirable under the Internal Revenue Code or other applicable law, but, except in accordance with the provisions of Article 5(g) and Article 10 hereof, no change shall be made which could have a material adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained. Furthermore, other than changes required by the Internal Revenue Code or other applicable law, no amendment may be made, without the approval of a majority of the outstanding shares of common stock of the Corporation, to increase the maximum number of shares which may be awarded under the Plan, materially increase the benefits accruing to Optionees under the Plan, or materially modify the eligibility requirements for participation in the Plan.

10. Other Conditions:
      If at any time counsel to the Company shall be of the Opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Corporation shall have no obligation to make such sale or delivery until, in the opinion of said counsel, such sale or delivery shall be lawful. At the time of any grant or exercise of any Option, the Corporation may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Corporation and the satisfaction of the Corporation with the correctness of such representations.

11. General Provisions:
      (a) Neither the Plan, the Options nor any Option agreement shall confer on any Optionee any right to continue as an employee or consultant of the Company, nor shall it interfere in any respect with an Optionee's right or the Company's right to terminate at any time such employment or consultancy.

      (b) The grant of an Option at any time to any Optionee shall not imply a right of any other key employee or key consultant to such grant, nor the right of such Optionee to any further grants.

      (c) Service on the Committee shall constitute service as a Director of the Corporation, and members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Corporation pursuant to its Certificate of Incorporation, By-laws, resolutions of its board or stockholders, and statutory and common law.

12. Approval; Effective Date:
      The Plan shall become effective upon the date when the Plan, having been approved by the Board, shall be approved by vote of holders of a majority of outstanding shares of common stock of the Corporation.

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